GOODWILL	12 Months Ended
Dec. 31, 2013
GOODWILL
GOODWILL

12. GOODWILL

        Changes in the carrying amount of goodwill by reporting units, which are the same as reportable segments, for the years ended December 31, 2012 and 2013 were as follows:

	Film distribution	Film production	Talent agency	Movie theaters	Total
Gross balance as of January 1, 2012	—	34,831	141,433	48,436,223	48,612,487
Exchange difference due to translation	—	69	1,448	496,017	497,534

Gross goodwill carrying amount	—	34,900	142,881	48,932,240	49,110,021
Less: accumulated impairment of goodwill	—	—	—	—	—

Net goodwill carrying amount at December 31, 2012	—	34,900	142,881	48,932,240	49,110,021

Gross balance as of December 31, 2012	—	34,900	142,881	48,932,240	49,110,021
Exchange difference due to translation	—	(14)	4,163	1,425,847	1,429,996

Gross goodwill carrying amount	—	34,886	147,044	50,358,087	50,540,017
Less: accumulated impairment of goodwill	—	—	—	—	—

Net goodwill carrying amount at December 31, 2013	—	34,886	147,044	50,358,087	50,540,017

        The Group performed its annual goodwill impairment tests on December 31 of each year and has not recorded any impairment loss of goodwill. In the goodwill impairment test, the Group used the income approach, which it believed to be more reliable than the market approach in determining the fair value of the Group's reporting unit. Accordingly, it adopted a discounted cash flow method under the income approach, which considers a number of factors that include expected future cash flows, growth rates and discount rates and requires the Group to make certain assumptions and estimates regarding industry economic factors and future profitability of its reporting unit. The assumptions are inherently uncertain and subjective. The cash flow projections were based on five-year financial forecasts developed by management that included revenue projections, capital spending trends, and investments in working capital to support anticipated revenue growth.